Naked Introduces New Visual Brand Identity
as Foundation for Growth & Expansion

New Logo and Corporate Website Showcase Naked’s Creative,
Marketing & Public Relations Team

NEW YORK--(BUSINESS WIRE)--Naked Brand Group, Inc. (OTCQB:NAKD; “Naked” or “the Company”) a global lifestyle brand focused on innovative and luxurious innerwear, loungewear, sleepwear and active wear, introduced the Company’s new visual brand identity as part of its launch of a new corporate website www.nakedbrands.com. Naked’s new logo and brand identity will serve as the basis of a completely new branding, packaging, marketing, advertising and social media campaign to be launched during the first quarter of 2015 along with expanded men’s collections, announced Carole Hochman, CEO and Chief Creative Officer, who joined the executive leadership team in June 2014.

“Our exciting new brand visual identity marks a key next step in our overall strategy to build Naked into the global lifestyle brand we envision for men and women,” says Carole Hochman. “We are delighted to share a glimpse of what our team has been so hard at work on and can’t wait to unveil more in the months ahead.”

A presentation of Naked’s new logo and brand visual identity are available for viewing at www.nakedbrands.com/brand. “Our new logo captures the essence of Naked’s brand mission,” said Joel Primus, Founder and President of Naked. “We want to empower people in their daily lives by giving them vital apparel that perfectly blends form and function to help them feel, look and perform at their best. Our new branding will help us deliver this message to existing and new customers alike.”

The design and development of Naked’s new logo and brand identity was spearheaded by Case Study Brands in Greenwich, CT. Case Study Brands, http://casestudybrands.com, led by co-founders Sara Allard and Nicole Enslein, was retained as Agency of Record during the Summer of 2014 and is responsible for driving the overall strategy for Naked’s branding and marketing campaign. Case Study Brands is a full service marketing, communications, and design company dedicated to identifying the key insights that authentically connect brands with their target. The campaign, which will take effect early in 2015, will communicate Naked’s new voice and visual identity through messaging and will include new product packaging, an entirely redesigned online store (www.thenakedshop.com), as well as innovative and targeted marketing, advertising, social media, and public relations initiatives.

“The inspiration behind Naked’s new branding is to mirror the incredible design and experience of wearing Naked. The logo had to embrace the same elegance of the product where form meets function seamlessly,” says Sara Allard Co-Founder of Case Study Brands.

“Our extensive research offered tremendous insight into Naked’s loyal customer base and helped inform the strategic direction. As we move forward we will create marketing and advertising for Naked, which will help build awareness and achieve rapid growth,” says Nicole Enslein Co-Founder of Case Study Brands.

Working closely with Case Study Brands on Naked’s campaign is Naked’s newly engaged public relations firm, The Bromley Group. Recently retained by Naked as agency of record for public relations, social media and events, The Bromley Group is comprised of PR and brand-building specialists, with more than 25 years of experience in the intimate apparel and accessory sectors. The award-winning agency has partnered with some of the fashion world’s most recognizable brands to strategize and implement programs that transitioned them into household status.

“The Bromley Group is thrilled to be a part of this exciting brand, which is backed by a roster of proven players within the industry. Carole Hochman is already a star in women’s sleepwear and intimates and is clearly bringing her talent, credibility and trusted reputation into action to make Naked a big success,” said Karen Bromley, Principal of The Bromley Group. “The men’s underwear category is one of the fastest growing sectors in the fashion market and we couldn’t be more excited to get started with the Naked team to create a highly engaging and interactive experience for the members of the trade, financial community, and most importantly, Naked’s target consumers.”

ABOUT Naked

Naked was founded on one basic desire, to create a new standard for how products worn close to the skin fit, feel and function. Established in 2010, by Joel Primus in Vancouver, Naked has a strong and growing footprint for it’s innovative and luxurious men’s innerwear products in some of the best online and department stores in North America. In 2014, renowned designer and sleepwear pioneer Carole Hochman, joined Naked as Chief Executive Officer, Chief Creative Officer and Chairwoman with the goal of growing Naked into a global lifestyle brand. Naked is hard at work developing amazing women’s intimate apparel, sleepwear and loungewear – the kind of extraordinary products for which Carole Hochman has been admired for years. These women’s collections will be introduced during 2015. Meanwhile, Naked is committed to constant innovation and optimization of its men’s collections as well. In the future, Naked plans to expand into other apparel and product categories that can exemplify the mission of the brand, such as activewear, swimwear, sportswear and more.

FORWARD LOOKING STATEMENTS

This news release contains forward-looking statements, which reflect the expectations of management of the Company with respect to potential future events. Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, but are not limited to, (i) statements regarding the Company’s new branding, packaging, marketing, advertising and social media campaign to be launched during the first quarter of 2015 along with expanded men’s collections; (ii) statements that Naked will be built into a global lifestyle brand; (iii) statements that the marketing and advertising will build awareness and achieve rapid growth; (iv) statements that the Carole Hochman and her talent, credibility and trusted reputation will make Naked a big success (v) statements that the Company’s new visual brand identity marks a key next step in the Company’s overall strategy to build Naked into the global lifestyle brand envisioned for men and women; and (iii) statements that in the future Naked plans to expand into other apparel and product categories such as activewear, swimwear, sportswear and more. These forward-looking statements are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of such risks and uncertainties, which include, without limitation: an economic downturn or economic uncertainty in the Company’s key markets; the Company’s inability to effectively manage the growth and the increased complexity of its business; the Company’s highly competitive market and increasing competition in the market; the Company’s inability to deliver its products to the market and to meet customer expectations due to problems with its distribution system; the Company’s failure to maintain the value and reputation of its brand; the Company’s failure to raise the capital necessary to carry out its business plan and operations; and other risk factors detailed in the Company’s reports filed with the Securities and Exchange Commission and available at www.sec.gov. These forward-looking statements are made as of the date of this news release, and the Company disclaims any intent or obligation to update the forward-looking statements, or to update the reasons why actual results, performance or developments could differ from those anticipated in the forward-looking statements, except as required by applicable law, including the securities laws of the United States. Although the Company believes that any beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate.

Media Contact:
The Bromley Group
Nataly Blumberg, 212-696-1100
nblumberg@tbg-world.com

or

Investor Relations Contact:
Naked Brand Group Inc.
Joel Primus, 604-855-4767
investor_relations@nakedbrands.com

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